UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 22, 2025
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors

Timothy P. Boyle and Honorable Dave McCurdy, members of the Board of Directors (Board) of Northwest Natural Holding Company (Company or NW Holdings), each retired from the Board and all committees thereof effective upon the adjournment of the 2025 Annual Meeting of Shareholders of the Company held on May 22, 2025 (2025 Annual Meeting). Their retirements were in accordance with the length of service guidelines set forth in the Company’s Bylaws and Corporate Governance Standards. Director Kenneth Thrasher additionally departed from the Board of Directors of the Company upon the expiration of his term at the 2025 Annual Meeting.

Messrs. Boyle and Thrasher and Hon. McCurdy also departed from the Board of Directors of Northwest Natural Gas Company (NW Natural), the Company’s wholly-owned subsidiary, and all committees thereof, effective May 22, 2025. Mr. Steven E. Wynne, who only serves on the Board of NW Natural and does not serve on the Board of NW Holdings, also retired from the NW Natural Board at such time.

Concurrently with Messrs. Boyle, Thrasher and Hon. McCurdy's departures, the Board reduced the number of directors comprising the Company's Board from 13 to 10 members in accordance with the Company’s Amended and Restated Articles of Incorporation.

(e) Amendment of Northwest Natural Holding Company Long Term Incentive Plan

As discussed below, at the 2025 Annual Meeting, the Company’s shareholders approved an amendment and restatement of NW Holdings' Long Term Incentive Plan (as amended and restated, the LTIP). The Board of Directors of the Company previously adopted and approved the LTIP on February 27 2025, subject to shareholder approval. The principal changes made to the LTIP are to:

•Increase the number of shares authorized for issuance under the LTIP to 2,250,000 shares;
•Eliminate an outdated section (Section 8), which relates to performance-based award intended to qualify for a deduction under Section 162(m), which is no longer relevant;
•Provide a non-exhaustive list of potential vesting conditions for stock awards in Section 6, which may be set by the Board of Directors; and
•Make other clarifying and administrative updates.

The foregoing summary is qualified in its entirety by reference to the terms of the LTIP, as amended and restated, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A more detailed description of the LTIP can be found in “Proposal 2 – Proposed Amendment and Reapproval of Long Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Northwest Natural Holding Company (Company) was held on May 22, 2025. At the meeting, shareholders voted on the following items:

Proposal 1: The following four Class II nominees were elected to serve on the Board of Directors until the 2028 Annual Meeting, or until their successors have been duly qualified and elected, and the following Class I nominee was elected to serve on the Board of Directors until the 2027 Annual Meeting, or until his successor has been duly qualified and elected:

			BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Class II, Term to 2028
Sandra McDonough	30,169,618	453,676	4,559,602
Jane L. Peverett	28,668,987	1,954,307	4,559,602
Charles A. Wilhoite	28,912,038	1,711,256	4,559,602
Mary E. Ludford	30,235,453	387,841	4,559,602
Class I, Term to 2027
Justin B. Palfreyman	30,144,347	478,947	4,559,602

Proposal 2: The vote on reapproval and amendment of NW Holdings' Long Term Incentive Plan was approved.

FOR 28,478,915	AGAINST 2,004,285	ABSTAIN 140,094	BROKER NON-VOTES 4,559,602

Proposal 3: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR 29,310,087	AGAINST 1,146,255	ABSTAIN 166,952	BROKER NON-VOTES 4,559,602
Proposal 4: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was ratified.

FOR 33,733,113	AGAINST 1,374,762	ABSTAIN 75,021	BROKER NON-VOTES N/A

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects”, “forecasts,”, “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, investments, financial positions, financial performance, board succession planning, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk

Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit No.	Description
10.1	Northwest Natural Holding Company Long Term Incentive Plan (as amended as of October 1, 2018, February 23, 2023 and February 22, 2024, and May 22, 2025).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: May 27, 2025	/s/ Megan H. Berge
Deputy General Counsel & Corporate Secretary